                                                                 Exhibit 10(iii)

                                   CONTRACT

                                    C262RS

                                    BETWEEN

                                MOTOROLA, INC.


                    GOVERNMENT And SYSTEMS TECHNOLOGY GROUP

                       SATELLITE COMMUNICATIONS DIVISION

                                      AND

                           SOFTWARE TECHNOLOGY INC.

                               IN SUPPORT OF THE


                       IRIDIUM(R) COMMUNICATIONS SYSTEM

                                FEBRUARY 7 1994


IRIDIUM is a registered trademark and service mark of Iridium, Inc.
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                               TABLE OF CONTENTS
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PREAMBLE.................................................................4

RECITALS.................................................................4

CLAUSES..................................................................4

     1.   DESCRIPTION OF WORK............................................4

     2.   PERFORMANCE SCHEDULE...........................................6

     3.   PRICE AND PAYMENT..............................................6

     4.   INVOICES.......................................................6

     5.   AUTHORIZED REPRESENTATIVES.....................................6

     6.   GENERAL TERMS AND CONDITIONS...................................7

     7.   EXHIBITS.......................................................7

     8.   ORDER OF PRESCEDENCE...........................................7

     9.   KEY PERSONNEL..................................................8

     10.  DEVELOPMENT OF COPYRIGHTABLE WORKS AND
          SOFTWARE.......................................................8

     ll.  PROPOTETARY INFORMATION........................................8

     12.  CODE OF CONDUCT................................................9

     13.  DEVELOPMENT AND OWNERSHIP OF
          OS/COMET ENHANCEMENTS..........................................9

     14.  OS/COMET SOFTWARE SOURCE CODE
          IN ESCROW......................................................9

     15.  BACKGROUND INTELLECTUAL
          PROPERTY DESCRIPTION...........................................9

     16.  ASSIGNMENT OF COPYRIGHTS.......................................10

     17.  TERMINATION OF LETTER CONTRACT.................................10
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     18.  MODIFICATIONS OF GENERAL
          TERMS AND CONDITIONS.................................  10

     19.  RELATIONSHIP WITH OTHER AGREEMENTS...................  ll

     20.  EFFECTIVE DATE.......................................  11

SIGNATURES.....................................................  11



     EXHIBITS

     GENERAL TERMS AND CONDITIONS..............................  PREPRINTED

     KEY PERSONNEL LIST........................................  B-1

     COPYRIGHT ASSIGNMENT......................................  C-1

     OS/COMET DEFINITION.......................................  D-1

     MOTOROLA CODE OF CONDUCT..................................  E-1

     OS/COMET SOFTWARE SITE LICENSE AGREEMENT..................  F-1

     MAINTENANCE SUPPORT.......................................  G-1

     DELIVERABLES AND DELIVERY SCHEDULE........................  H-1

     PRICES AND PAYMENT SCHEDULE...............................  I-1

     STATEMENT OF WORK - BUILD 2...............................  J-l-l
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                                   PREAMBLE

     This contract is entered into between Motorola, Inc., acting through the Satellite Communications Division of the Government and Systems Technology Group, (hereinafter "Motorola"), a Delaware corporation with offices located at 2501 South Price Road, Chandler, Arizona 85248-2899, and Software Technology, Inc. (hereinafter "STI"), a Florida corporation with offices located at 1225 Evans Road, Melbourne, Florida 32904-2314.

                                   RECITALS

     WHEREAS, Motorola is developing a global personal communications system known as the IRIDIUM Communications System that will use a constellation of satellites in low-earth orbit, and a number of "gateway" surface facilities in various countries around the world that will link the satellites with the public-switched telephone network; and,
     WHEREAS, Iridium, Inc.; a privately-owned Delaware corporation is intended to become the owner/operator of the Space System portion of the IRIDIUM Communications System; and,
     WHEREAS, Motorola and Iridium, Inc. executed an Iridium Space System Contract which is intended to function as the mechanism whereby Motorola will sell to Iridium, Inc. The Space System portion of the Iridium Communications System; and,
     WHEREAS, Iridium, Inc. and Motorola have executed and IRIDIUM Communications System Operations and maintenance contract, whereby Motorola will operate and maintain the IRIDIUM Space System for a period of five years following completion of the Space System contract; and,

     WHEREAS, Motorola intends to supply various Gateway configuration under separate contracts with operators of IRIDIUM Gateways; and,

     WHEREAS, this Contract is intended to function as the vehicle by which STI shall provide Satellite and Ground Control Software for the System Control Segment of the IRIDIUM Communications System as a subcontractor to Motorola under the aforementioned Contacts; and,

     NOW, THEREFORE, in consideration of the foregoing, Motorola and STI (the "PARTIES") agree as follows:

                                    CLAUSES

1. DESCRIPTION OF WORK.

     (a) STI shall license the OS/COMET software described in OS/COMET Definition, Exhibit D, under terms of the mutually agreed to OS/COMET Software Site License Agreement, Exhibit F. As Contract Line Item Number (CLIN) 1.1, STI shall install OS/COMET Release 2.1 on Motorola's designated computer platform in accordance with the provisions of Exhibit J.1, Statement of Work - SGC Build 2.

- (b) As CLIN 1.2, STI shall provide Maintenance Support for the OS/COMET software in accordance with the provisions of Exhibit G, "Maintenance Support".

     (c) STI shall provide, on a firm-fixed-price basis, the necessary labor, materials, personnel, facilities and services required to design, develop, manufacture, test and deliver Satellite & Ground Control ("SGC") software. The SGC software to be provided under this Contract shall be accomplished under tasks, otherwise known as Software Builds (sequentially numbered 2

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through 6), which shall be defined, negotiated, and authorized on an incremental basis. Each Software Build undertaken shall be in accordance with its own Statement of Work (SOW). As Software Builds are defined and negotiated, an amendment to this Contract authorizing the work, and defining prices, payments, and delivery schedules for the particular Software Build shall be executed.

          (i) As CLIN 2.1, STI shall provide SGC Software Build 2 in accordance with Exhibit J. l, Statement of Work - SGC Build 2:

     (d) Motorola and STI are in agreement that Design-To-Cost (DTC) principles will be applied to ensure that Motorola receives the best and most useful Satellite and Ground Control (SGC) software application that can be delivered for the price. The following list of DTC principles shall be applied as guidelines for Motorola and STI to follow in achieving the desired SGC capability:






                            PROPRIETARY INFORMATION



          (vi) STI shall establish and maintain vigorous communications with key Motorola technical and contracting personnel to thoroughly and effectively communicate

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                 the nature and impact of design changes that result from the considerations outlined above.

     (e) STI shall collocate sufficient Systems Engineers and Project Management personnel with the SGC Product Team in Motorola's Chandler, Arizona facilities to satisfy Software Build SOW's. Motorola shall provide STI personnel who are required to be on-site at Motorola's Satellite Communications Division facilities at Chandler, Arizona with office space, telephone and other facilities reasonably required for the performance of the tasks associated with a Software Build SOW.

2. PERFORMANCE SCHEDULE.

        (a) For SGC Software Build 2, STI shall perform all work hereunder and deliver the Goods Documentation and Services of Contract Line Item Numbers (CLIN's) 1.1 through 2.1 as required by the Statement of Work - SGC Build 2, Exhibit J.l, in accordance with the performance schedule in Exhibit H, Deliverables and Delivery Schedule.

3. PRICE AND PAYMENT.

        (a) SGC Software Build 2. For complete and timely delivery of the Goods, Documentation and Services specified in CLIN(s) 1.1 through 2.1, Motorola shall pay STI the firm-fixed-prices specified in Exhibit I, Prices and Payment Schedule.

4. INVOICES

        Invoices for payment shall be sent to Motorola at the following address:

                  MOTOROLA, Inc.
                  Government and Systems Technology Group
                  Accounts Payable
                  P.O. Box 9B
                  Scottsdale. A2: 85252

        A copy of each invoice shall be sent concurrently to Motorola's Contracting Representative.

5. AUTHORIZED REPRESENTATIVES. (a) The only representatives of Motorola and STI authorized to make changes to this Contract and to sign contractual documents (the "Contracting Representatives") are the following:

       MOTOROLA                                SOFTWARE TECHNOLOGY, INC.
       Satellite Communications Division         1225 Evans Road
       2501 South Price Road                     Melbourne, Florida 32904-2314
       Chandler, Arizona 85248-2899

                                      11

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     Attn: Robert Seiber, Mail Stop         Attn: Don Riordan
     G1153 Strategic Business Manager       S Secretary/Treasurer
     Phone: (602) 732-2734                  Phone: (407) 723-3999
     FAX: (602) 732-6124                    FAX: (407) 676-4510

     Alternate: Attn: Rose Gazarek, Mail    Alternate:
     Stop G1153 Strategic Business          Attn:
     Manager Phone: (602) 732-2062
     FAX: (602) 732-6124

                                            Phone:
                                            FAX:

     (b) Either Party may change its aforementioned representatives at any time by providing written notice to the other Party.

6. GENERAL TERMS AND CONDITIONS

     MOTOROLA'S GENERAL TERMS AND CONDITIONS OF PURCHASE FOR THE IRIDIUM COMMUNICATIONS SYSTEM (Apr 94) attached hereto as Exhibit A shall govern this Contract, except to the extent expressly modified herein. Provisions of this Contract shall be referred to as "Clauses" and provisions of Exhibit A shall be referred to as "Articles."

7. EXHIBITS

     The following Exhibits attached hereto are hereby incorporated by reference into this Contract:

     Exhibit A   Motorola's General Terms and Conditions of Purchase for the
                 IRIDIUM Communications System (Apr 94).
     Exhibit B   Key Personnel List
     Exhibit C   Copyright Assignment
     Exhibit D   OS/COMET Definition
     Exhibit E   Motorola Code of Conduct
     Exhibit F   OS/COMET Software License Agreement
     Exhibit G   Maintenance Support
     Exhibit H   Deliverables and Delivery Schedule
     Exhibit I   Prices and Payment Schedule

     Exhibit J.1 Statement of Work - SGC Build 2

8. ORDER OF PRECEDENCE.

     In the event of any inconsistency among or between the parts of this Contract, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

     (a) These Contract Clauses

     (b) Exhibit A, General Terms and Conditions of Purchase

     (c) Exhibit J.1, Statement of Work - SGC Build 2
     (d) Exhibit H, Deliverables and Delivery Schedule
     (e) Exhibit I, Prices and Payment Schedule
     (f) Exhibit F, OS/COMET Software License Agreement
     (g) Exhibit C, Copyright Assignment
     (h) Exhibit D, OS/COMET Definition
     (i) Exhibit G, Maintenance Support
     (j) Exhibit B, Key Personnel List (k)
         Exhibit E, Motorola Code of Conduct

9. KEY PERSONNEL

     It is understood that the key STI personnel assigned to this work and identified in Exhibit B are essential to the successful completion of the work hereunder and that they shall not be reassigned or replaced except upon unusual and pressing changes in business conditions. STI shall notify Motorola ten (10) days prior to reassignment or replacement of any key personnel. All changes in key personnel must be pre-approved by Motorola. Any replacement of key personnel must be with personnel who are equally knowledgeable and capable.

10. DEVELOPMENT OF COPYRIGHTABLE WORKS AND
SOFTWARE.
     (a) If the work identified in Clause 1, Description of Work, of this Contract includes the development of copyrightable works, including software, to be created in whole or in part by STI and or its Subcontractors such copyrightable works are works for hire for Motorola. Such copyrightable works are and shall be the exclusive property of Motorola, in which Motorola has all rights, title and interest, including copyright renewal rights.

     (b) STI does not have and shall not be deemed to have any rights, title, or interest in such copyrightable works or in software developed under this Contract whether under trade secret, copyright, patent or other intellectual property laws.

     (c) STI will not disclose copyrightable works or software developed hereunder to third parties unless the disclosure is specifically authorized in writing by Motorola.

     (d) STI will assist Motorola and its nominees in every reasonable way during and subsequent to the term of this Contract (at Motorola's request and expense) to obtain for Motorola or its nominee's benefit, copyrights or other forms of legal protection on such works throughout the world.

11. PROPRIETARY INFORMATION.

     The Parties have executed a Mutual Non-Disclosure Agreement ("NDA"), dated 21 February 1991 and amended 19 March 1993. For purposes of this Contract,
Article 10 of the "General Terms and Conditions of Purchase" dated April, 1994 (Exhibit A), entitled "Intellectual Property Rights", shall supersede the NDA. Otherwise, the NDA shall remain in full force and effect.

12. CODE OF CONDUCT.
     Notwithstanding STI's status as an independent contractor, STI agrees that, with respect to all work performed under or related to this Contract, STI will comply with all applicable provisions of the Motorola CODE OF CONDUCT (CODE), Exhibit E hereof. Should STI require interpretation of any section of the CODE or its application to any specific situations, STI shall contact Motorola's Senior Counsel, Bryan Cheuvront, at 2501 S. Price Road, Chandler, Arizona (602) 7323181. STI agrees to indemnify and hold Motorola harmless of, from, for and against all claims or damages arising from its failure to comply with this provision.

13. DEVELOPMENT AND OWNERSHIP OF OS/COMET ENHANCEMENTS.
     STI understands and agrees that STI shall fund, independently from this Contract funding, and develop features and/or enhancements identified as OS/COMET Release 2.1. These features shall be incorporated as part of the OS/COMET product as offered for sale to the general public. STI further understands and agrees that the development of these features and enhancements and their incorporation into the OS/COMET software is of critical importance to Motorola. STI further agrees that these features and enhancements shall be made available to Motorola as part of the SGC software in accordance with the schedule identified in Exhibit H, Deliverables and Delivery Schedule.

14. OSICOMET SOFTWARE SOURCE CODE IN ESCROW.
     (a) STI hereby agrees to place OS/COMET software source code and any related documentation in escrow with a mutually acceptable, United States of America based, software escrow agent. Further, STI shall agree that the agreement with the escrow agent provides for release of the source code and related documentation to Motorola under the following conditions.
             (i) STI is unwilling or unable to support or maintain the OS/COMET software in breach of the provisions of this Contract; or

            (ii) STI, as a corporation, is declared bankrupt or is dissolved; or

           (iii) this Contract is terminated for Default under the provisions of
                 Article 21, Default, of the General Terms and Conditions of Purchase (Exhibit A), or

            (iv) if the ownership of a majority of the outstanding shares of stock of STI is acquired by a third party (either by a change or series of changes in such ownership) and such third party directly or indirectly competes with Motorola in terrestrial or space-based cellular communications.
     (b) The period for which OS/COMET software and related documentation, including updated source code and related documentation corresponding to any new product releases which STI may from time to time produce, shall be maintained in escrow for a minimum of nine (9) years from the date of this Contract. Motorola may, solely at its option, elect to cancel the requirement for this Escrow Account at any time prior to the expiration of this nine (9) year period.

15. BACKGROUND INTELLECTUAL PROPERTY DESCRIPTION.
     Exhibit D, entitled "OS/COMET Definition", contains a description of the OS/COMET software, associated layered applications, and related documentation constituting the OS/COMET software as of the date of this Contract. This description shall serve as further definition of the "Background Intellectual Property" as described in Article 10, Intellectual Property Rights of the

General Terms and Conditions of Purchase (Exhibit A). As new product releases of OS/COMET are made by STI, STI shall provide an updated and current list to Motorola for incorporation into Exhibit D.

16. ASSIGNMENT OF COPYRIGHTS.
     Upon completion and delivery of the Software Builds and associated documentation constituting the SGC software, described in a Software Build SOW, STI agrees to provide a complete description of the software and documentation constituting each Software Build which will be incorporated into a Copyright Assignment (Exhibit C). STI further agrees to execute a Copyright Assignment for each Software Build, of the form contained in Exhibit C upon the request of Motorola.

17. TERMINATION OF LETTER CONTRACT.
     This Contract constitutes the definitive contract referenced in Paragraph 4, entitled "Negotiation", of Letter Contract No. C262RS between the Parties dated 30 March 1994. Consequently, upon execution of this Contract, said Letter Contract shall terminate and is hereby superseded by this Contract, no further payments shall be made by Motorola to STI and no further claims shall be made by STI under said Letter Contract.

18. MODIFICATION OF GENERAL TERMS AND CONDITIONS.
     Motorola's General Terms and Conditions of Purchase for the IRIDIUM Communications System (Apr. 94), Article 177 Warranty, paragraph (a) is hereby modified in its entirety to read:

                            PROPRIETARY INFORMATION

19. RELATIONSHIP WITH OTHER AGREEMENTS
     The following agreement, soon to be executed, relates to the effort described herein. The rights and responsibilities of the parties within this related agreement is set forth within the separate and independent agreement.

     Professional Services Agreement C300RS, dated May 5, 1994

20. EFFECTIVE DATE
     This Contract shall be deemed effective as of February 7, 1994.

                                    SIGNATURE
                                    S

     IN WITNESS WHEREOF, the authorized representatives of the Parties have executed this Contract by signing below.

MOTOROLA, INC.                                       SOFTWARE TECHNOLOGY, INC.:

Satellite Communications Division:
BY /s/ Robert Seiber                                 BY /s/ Jim Traficante
  --------------------------------                     ------------------------

    Robert Seiber                                         Jim Traficante

    Strategic Business Manager                            VP Advanced Programs